                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [  ]

  Check the appropriate box:

  [ ] Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  KNOLL, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  KNOLL, INC.
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

  Payment of Filing Fee (Check the appropriate box):

  [X] No Fee required.

  [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

    1) Title of each class of securities to which transaction applies:
                                                    ---------------------

    2) Aggregate number of securities to which transaction applies:
                                                    ---------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:
                                             ---------------------

    5) Total fee paid:
                   ---------------------

  [  ] Fee paid previously with preliminary materials.

  [  ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                          ----------------
    2) Form, Schedule or Registration Statement No:
                                         ----------------
    3) Filing Party:
                  ----------------
    4) Date Filed:
                 ----------------

[LOGO OF KNOLL, INC. APPEARS HERE]

April 14, 1998

Dear Stockholder:

Knoll, Inc. will hold its 1998 annual meeting of stockholders at The Wyndham Franklin Plaza Hotel, 17th and Race Streets, Philadelphia, PA 19103 on May 19, 1998 at 11:00 a.m. At the meeting, stockholders will elect the nine directors of Knoll for one-year terms. Detailed information about the meeting and the election of directors is included in the attached proxy statement.

On behalf of the Board of Directors and all of Knoll's associates, I cordially invite all stockholders to attend the annual meeting and hope you will be able to attend in person. Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. As explained in the proxy statement, your proxy may be withdrawn at any time before it is actually voted at the meeting.

If you plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as proxy. If you will need special assistance at the meeting, please contact Investor Relations at (215) 679-7991.

On behalf of the management and directors of Knoll, thank you for your support and confidence during 1997.

Sincerely,

/s/ Burton B. Staniar
Burton B. Staniar
Chairman of the Board

      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 1998

TO THE STOCKHOLDERS OF KNOLL, INC.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Knoll, Inc. (the "Company") will be held at The Wyndham Franklin Plaza Hotel, 17th and Race Streets, Philadelphia, PA 19103 on May 19, 1998 at 11:00 a.m., local time, for the following purposes:

  1. To elect nine directors of the Company to serve until the Company's 1999 annual meeting of stockholders or until their successors shall be elected.

  2. To approve an amendment to the Knoll, Inc. 1997 Stock Incentive Plan, which would increase the number of authorized shares available thereunder by 1,000,000 shares.

  3. To approve the Knoll, Inc. Employee Stock Purchase Plan.

  4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the 1998 fiscal year.

  5. To consider and take action with respect to such other matters as may properly come before the Annual Meeting.

  All stockholders of record at the close of business on April 2, 1998 are entitled to notice of, and to vote at, the Annual Meeting. A list of such holders will be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of Knoll, Inc., 1235 Water Street, East Greenville, Pennsylvania, for a period of ten days prior to the meeting.

  It is important that your shares are represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. To ensure that your shares are represented at the Annual Meeting, you are urged to complete, sign, date and return the accompanying proxy card promptly in the enclosed postage paid envelope. Please sign the accompanying proxy card exactly as your name appears on your share certificate(s). You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person.

                                          By order of the Board of Directors,

                                          /s/ Burton B. Staniar
                                          Burton B. Staniar
                                          Chairman of the Board

April 14, 1998

                                  KNOLL, INC.
                               1235 WATER STREET
                      EAST GREENVILLE, PENNSYLVANIA 18041

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 19, 1998
                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Knoll, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held at The Wyndham Franklin Plaza Hotel, 17th and Race Streets, Philadelphia, PA 19103 on May 19, 1998 at 11:00 a.m., local time, or any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are being first mailed to stockholders on or about April 14, 1998.

  As of April 2, 1998, the record date for the determination of persons entitled to receive notice of, and to vote at, the Annual Meeting, there were issued and outstanding 43,425,811 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote.

  The presence, in person or by proxy, of holders of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the matters to be considered at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting.

  At the Annual Meeting, stockholders will be asked to take the following actions:

  1. To elect nine directors of the Company to serve until the Company's 1999 annual meeting of stockholders or until their successors shall be elected (the "Board Proposal").

  2. To approve an amendment to the Knoll, Inc. 1997 Stock Incentive Plan (the "Incentive Plan Proposal"), which would increase the number of authorized shares available thereunder by 1,000,000 shares.

  3. To approve the Knoll, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan Proposal").

  4. To ratify the appointment of the firm of Ernst & Young LLP ("Ernst & Young"), independent auditors, to serve as the Company's independent auditors for the 1998 fiscal year until the Company's 1999 annual meeting of stockholders (the "Auditors Proposal").

  5. To consider and take action with respect to such other matters as may properly come before the Annual Meeting.

  All of the above Proposals will be decided by the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. As of the Record Date, the executive officers and directors of the Company and certain of their affiliates, including Warburg, Pincus Ventures, L.P. ("Warburg") owned an aggregate of 26,745,062 shares of Common Stock entitled to be voted for the approval of the proposals to be considered at the Annual Meeting, representing approximately 64.1% of the shares entitled to be voted. Accordingly, assuming these shares are voted as indicated, approval of each of the proposals to be considered at the Annual Meeting is assured.

                          SOLICITATION AND REVOCATION

  Proxies in the form enclosed are being solicited by, or on behalf of, the Board of Directors of the Company (the "Board"). The persons named in the accompanying form of proxy have been designated as proxies by the Board.

  All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Board Proposal; (2) FOR the Incentive Plan Proposal; (3) FOR the Stock Purchase Plan Proposal; (4) FOR the Auditors Proposal; and in accordance with the proxyholder's best judgment as to any other business as may properly come before the Annual Meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of one or more nominees for election as directors, proxies which are marked "abstain" on other proposals, and proxies which are marked to deny discretionary authority on other matters will not be counted in determining the number of votes cast for such matters.

  In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals for matters as to which discretionary authority is prohibited and, therefore, will have no effect on such votes. Shares of restricted stock granted under the Company's 1996 and 1997 Stock Incentive Plans (the "Stock Incentive Plans") which have not yet vested are not entitled to be voted at the Annual Meeting.

  Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

  The Company will bear its own cost of the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers and employees of the Company personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of shares of Common Stock which such persons hold of record.

  YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

                           MANAGEMENT AND DIRECTORS

  The following table sets forth information as of March 31, 1998 with respect to the beneficial ownership of the Common Stock by: (i) each person known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) the Company's Chief Executive Officer and each of the four remaining most highly compensated executive officers (collectively, the "Named Executive Officers"); and (iv) all executive officers and directors of the Company as a group.

                                                    NUMBER OF SHARES
BENEFICIAL OWNER(1)                                 COMMON STOCK(2)  PERCENTAGE
-------------------                                 ---------------- ----------
Warburg, Pincus & Co.(3)
466 Lexington Avenue
New York, New York 10017...........................    25,390,427       60.9%
Burton B. Staniar(4)...............................       999,561        2.4
John H. Lynch......................................       697,730        1.7
Wolfgang Billstein.................................        82,223          *
Kathleen G. Bradley................................       126,173          *
Andrew B. Cogan....................................       269,020          *
John W. Amerman(5).................................        10,000          *
Robert J. Dolan(5).................................        10,000          *
Jeffrey A. Harris(6)...............................    25,394,702       60.9
Sidney Lapidus(6)..................................    25,399,427       60.9
Kewsong Lee(6).....................................    25,391,327       60.9
John L. Vogelstein(6)..............................    25,422,377       61.0
All current directors and executive officers as a
 group (16 persons)................................    27,838,749       66.7

--------
*Less than 1%.

(1) Percentages are calculated pursuant to Rule 13d-3 under the Exchange Act. Percentage calculations assume, for each person and group, that all shares which may be acquired by such person or group pursuant to options currently exercisable or which become exercisable within 60 days following March 31, 1998 are outstanding for the purpose of computing the percentage of Common Stock owned by such person or group. However, those unissued shares of Common Stock described above are not deemed to be outstanding for calculating the percentage of Common Stock owned by any other person. Except as otherwise indicated, the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table. The number of shares outstanding for these purposes as of March 31, 1998 consists of 41,711,676 shares of Common Stock (excluding 1,714,135 restricted shares which have not yet vested).

(2) Excludes 188,366, 188,366, 0, 150,693, 113,019 and 1,036,014 restricted shares of Common Stock for Messrs. Staniar, Lynch, Billstein and Cogan, Ms. Bradley and all current directors and executive officers as a group, respectively, which have not yet vested, as well as options ("Options") to purchase 15,000, 301,385, 35,000, 15,000 and 150,692 shares of Common
    Stock held by Messrs. Amerman, Billstein, Cogan, Dolan and Ms. Bradley, respectively, which have not yet vested.

(3) Warburg directly owns 25,217,788 shares of Common Stock and Warburg, Pincus directly owns an additional 172,639 shares. The sole general partner of Warburg is Warburg, Pincus. E.M. Warburg, Pincus & Co. LLC ("E.M. Warburg") manages Warburg. The members of E.M. Warburg are substantially the same as the partners of Warburg, Pincus. Lionel I. Pincus is the managing partner of Warburg, Pincus and the managing member of E.M. Warburg and may be deemed to control both Warburg, Pincus and E.M. Warburg. Warburg, Pincus has a 15% interest in the profits of Warburg as the general partner. Jeffrey A. Harris, Sidney Lapidus, Kewsong Lee and John L. Vogelstein, directors of the Company, are Managing Directors and members of E.M. Warburg and general partners of Warburg, Pincus. As such, Messrs. Harris, Lapidus, Lee and Vogelstein may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares beneficially owned by Warburg. See Note 6 below.

(4) Excludes 65,000 shares owned by The Burton Foundation, of which Mr. Staniar is a Trustee. Mr. Staniar disclaims beneficial ownership of such shares owned by The Burton Foundation.

(5) Upon consummation of the Initial Public Offering in May 1997, the Company granted each of Messrs. Amerman and Dolan Options to purchase 25,000 shares of Common Stock. Twenty percent of these Options vested upon grant. The remaining Options have and will continue to vest in four equal installments on the next four anniversaries of the grant date.

(6) 25,217,788 and 172,639 of the shares indicated as owned by Messrs. Harris, Lapidus, Lee and Vogelstein are owned directly by Warburg and Warburg, Pincus, respectively and are included because of the affiliation of such persons with Warburg and Warburg, Pincus. Messrs. Harris, Lapidus, Lee and Vogelstein disclaim "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act. Messrs. Harris, Lapidus, Lee and Vogelstein directly own of record 4,275; 9,000; 900 and 31,950 shares of Common Stock, respectively. See Note 3 above.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

  The table below sets forth the names, ages and titles of the persons who were directors of the Company and executive officers of the Company as of March 31, 1998.

      NAME                     AGE                     POSITION
      ----                     ---                     --------
      Burton B. Staniar.......  56 Chairman of the Board
      John H. Lynch...........  45 President, Chief Executive Officer and Director
      Wolfgang Billstein......  48 Managing Director--Knoll Europe
      Kathleen G. Bradley.....  48 Senior Vice President--Sales, Distribution and
                                   Customer Service
      Andrew B. Cogan.........  35 Senior Vice President--Marketing and
                                   Product Development and Director
      Carl G. Magnusson.......  58 Senior Vice President--Design
      Douglas J. Purdom.......  39 Senior Vice President and Chief Financial Officer
      Barbara E. Ellixson.....  44 Vice President--Human Resources
      Barry L. McCabe.........  51 Vice President, Controller and Treasurer
      Patrick A. Milberger....  41 Vice President, General Counsel and Secretary
      John W. Amerman.........  66 Director
      Robert J. Dolan.........  50 Director
      Jeffrey A. Harris.......  42 Director
      Sidney Lapidus..........  60 Director
      Kewsong Lee.............  32 Director
      John L. Vogelstein......  63 Director

  Burton B. Staniar was appointed Chairman of the Board of the Company in December 1993. Mr. Staniar served as Chief Executive Officer of the Company from December 1993 to January 1997. Prior to that time, Mr. Staniar held a number of assignments at Westinghouse Electric Corporation ("Westinghouse"), including President of Group W Cable and Chairman and Chief Executive Officer of Westinghouse Broadcasting. Prior to joining Westinghouse in 1980, he held a number of marketing and general management positions at Colgate Palmolive and Church and Dwight Co., Inc.

  John H. Lynch joined the Company as Vice Chairman of the Board in May 1994. Mr. Lynch was subsequently elected President of the Company and in January 1997 was elected Chief Executive Officer. From 1990 to 1994, prior to joining the Company, Mr. Lynch was a partner in BGI, a management firm. During that time, Mr. Lynch led the restructuring of the Westinghouse Broadcasting television and radio stations. From 1988 to 1990, Mr. Lynch was an associate dean at the Harvard Business School.

  Wolfgang Billstein joined the Company in November 1994 as Managing Director--Knoll Europe. In addition, since 1991, Mr. Billstein has been owner and Managing Director of Peill & Putzler, a German-based manufacturer and distributor of glass products. A German citizen, Mr. Billstein previously worked in Europe for The Procter & Gamble Company and Benckiser GmbH, a consumer products company.

  Kathleen G. Bradley was named Senior Vice President--Sales, Distribution and Customer Service in January 1996, after serving as Divisional Vice President for Knoll's southeast region since 1988. Prior to that time, Ms. Bradley was regional manager for the Company's Atlanta territory, a position to which she was promoted in 1983. She began her career with Knoll in 1979.

  Andrew B. Cogan has been a director of the Company since February 1996. He has held the position of Senior Vice President--Marketing and Product Development since May 1994. Mr. Cogan has held several positions in the design and marketing group since joining the Company in 1989.

  Carl G. Magnusson has held the position of Senior Vice President--Design since February 1993. Mr. Magnusson has been involved in design, product development, quality and communications since joining the Company in 1976.

  Douglas J. Purdom joined the Company as Senior Vice President and Chief Financial Officer in August 1996. Prior to that time, Mr. Purdom served as Vice President and Chief Financial Officer of Magma Copper Company, an Arizona-based copper mining company, since 1992, and as Corporate Controller of that company from 1989 to 1991.

  Barbara E. Ellixson was promoted to her current position as Vice President-- Human Resources in August 1994, after serving as Manager of Human Resources for the Company's East Greenville site. Ms. Ellixson began her career with Westinghouse in 1971 and held a variety of human resources positions in several different business units.

  Barry L. McCabe joined the Company in August 1990 as Controller. Mr. McCabe worked with a number of Westinghouse business units after joining Westinghouse in 1974 in the Auditing Department.

  Patrick A. Milberger joined the Company as Vice President and General Counsel in April 1994. Prior to joining the Company, Mr. Milberger served as an Assistant General Counsel and in a number of other positions in the Westinghouse Law Department, which he joined in 1986. Prior to such time, Mr. Milberger was in private practice at Buchanan Ingersoll, P.C.

  John W. Amerman has been a director of the Company since May 1997. Until October 1997, Mr. Amerman had served as Chairman of the Board, and until January 1997 as Chief Executive Officer, of Mattel, Inc., positions in which he served for ten years. Mr. Amerman is also a director of Unocal, Inc., Vanstar Corporation and Aegis Group, plc.

  Robert J. Dolan has been a director of the Company since May 1997. Mr. Dolan has been a Professor of Business Administration at Harvard University Graduate School of Business Administration since 1980. From 1976 to 1980, Mr. Dolan was a Professor at University of Chicago Graduate School of Business.

  Jeffrey A. Harris, a director of the Company since February 1996, has been a General Partner of Warburg, Pincus and a Member and Managing Director of E.M. Warburg and its predecessors since 1988, where he has been employed since 1983. Mr. Harris is a director of Newfield Exploration Company, Comcast UK Cable Partners Limited, Industri-Matematik International Corp., ECsoft Group plc and several privately held companies.

  Sidney Lapidus, a director of the Company since February 1996, has been a General Partner of Warburg, Pincus and a Member and Managing Director of E.M. Warburg and its predecessors since January 1982, where he has been employed since 1967. Mr. Lapidus is a director of Lennar Corporation, Caribiner International, Inc., Grubb & Ellis Company, Journal Register Company and Panavision Inc., and several privately held companies.

  Kewsong Lee, a director of the Company since February 1996, has been a General Partner of Warburg, Pincus and a Member and Managing Director of E.M. Warburg and its predecessors since January 1997, where he has been employed since 1992. Mr. Lee is a director of RenaissanceRe Holdings Ltd., Eagle Family Food Holdings, Inc. and several privately held companies.

  John L. Vogelstein, a director of the Company since February 1996, is a General Partner of Warburg, Pincus, and has served since 1982 as Vice Chairman, and since 1994 as President, of E.M. Warburg and its predecessors, where he has been employed since 1967. Mr. Vogelstein is a director of ADVO Inc., Aegis Group plc., Golden Books Family Entertainment, Inc., Journal Register Company, LCI International, Inc., Mattel, Inc., Vanstar Corporation and several privately held companies.

                  EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

 Compensation Committee and Stock Option Committee Report on Executive Compensation

  The Compensation Committee and the Stock Option Committee, as presently constituted, were formed on July 22, 1997, shortly after the completion of the Company's initial public offering in May of 1997. At that time, the Board adopted a charter for each committee. Prior to July 22, 1997, all grants of Common Stock and Options under the Company's Stock Incentive Plans were made at the discretion of a Stock Plan Committee of the Board comprised of Burton
B. Staniar and Jeffrey A. Harris.

  Compensation Philosophy. The Company's compensation program is designed to attract, reward and retain highly qualified executives and to encourage the achievement of business objectives and superior corporate performance. The program attempts to assure the Board and stockholders that (1) the achievement of the overall goals and objectives of the Company can be supported by adopting an appropriate executive compensation policy and implementing it through an effective total compensation program and (2) the total compensation program and practices of the Company are designed with full consideration of all accounting, tax, securities law and other regulatory requirements and are of the highest quality.

  The Company's executive compensation program consists of three key elements:
(1) base salary, (2) a performance-based annual bonus, and (3) a long-term compensation component composed of equity-based awards pursuant to the Company's Stock Incentive Plans.

  Base Salary. Base salaries are determined by evaluating the responsibilities associated with the position and the individual's overall level of experience. In addition, the compensation of Messrs. Staniar, Lynch and Cogan is subject to the terms of the respective employment agreements of such persons and, in the case of Mr. Billstein, a consulting agreement between Mr. Billstein and the Company. Periodic salary adjustments will be determined by giving consideration to the Company's performance, each executive's contribution to that performance and the recommendation of the Chief Executive Officer.

  Annual Bonus. Bonuses are paid annually pursuant to the Company's Annual Incentive Compensation Program, in which the Named Executive Officers are eligible to participate, as well as any other employees selected by the Chief Executive Officer. The program establishes target bonus awards based on a stated percentage of the base salary of program participants. The bonuses are paid in part based on the achievement of targeted operating results and in part based on achievement of individual goals established for the participant.

  As to all of the Named Executive Officers except Ms. Bradley, the annual bonuses are also subject to the terms of the employment agreements and consulting agreement referenced above.

  Long-Term Compensation. In order to align stockholder and executive officer interests, the long-term component of the Company's executive compensation program utilizes equity-based awards whose value is directly related to the value of the Common Stock. These equity-based awards have and will be granted by the Stock Option Committee pursuant to the Company's Stock Incentive Plans. Individuals to whom equity-based awards are to be granted and the amount of Common Stock related to equity-based awards will be determined solely at the discretion of the Stock Option Committee. Because individual equity-based award levels will be based on a subjective evaluation of each individual's overall past and expected future contribution, no specific formula is used to determine such awards for any executive.

  The Compensation Committee and Stock Option Committee are each committed to design, administer and develop executive compensation programs intended to support the growth and profitability of the Company.

  Compensation of the Chairman and the Chief Executive Officer. Except as described below, the 1997 compensation of Burton B. Staniar, Chairman of the Company's Board, and John H. Lynch, President and Chief Executive Officer of the Company, was determined and reviewed by the Compensation Committee in accordance with the Company's compensation philosophy, subject to the existing employment agreements of Messrs. Staniar and Lynch. In determining the incentive portion of compensation, the Compensation Committee considers the achievement of agreed-upon objectives, the overall financial and operating performance of the Company and the creation and enhancement of shareholder value. The Committee also considers subjective factors such as leadership and motivational abilities in measuring the performance of Messrs. Staniar and Lynch.

  The Compensation Committee believes that the Company's outstanding 1997 performance was significantly impacted by Messrs. Staniar and Lynch and by the other members of the Company's management team. Additionally, the Compensation Committee believes that the beneficial ownership position of Messrs. Staniar and Lynch in the Company cause their interests to be well aligned with the long term interests of the Company and its stockholders.

  Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the tax deductibility of compensation in excess of $1 million paid to certain members of senior management, unless the payments are made under a performance-based plan as defined in Section 162(m). The Company's general policy is to structure its compensation programs to preserve the tax deductibility of compensation paid to its executive officers and other members of management. All compensation paid pursuant to the Company's Stock Incentive Plans are exempt from the application of Section 162(m) and will continue to be exempt therefrom until after the Annual Meeting. Thereafter, assuming the amendment to the 1997 Stock Incentive Plan is approved by the stockholders, it is designed to allow for the grant of equity-based awards that will be performance-based and therefore exempt from the application of Section 162(m). While the Company currently intends to pursue a strategy of maximizing deductibility of senior management compensation, it also believes it is important to maintain the flexibility to take actions it considers to be in the best interests of the Company and its stockholders, which are necessarily based on considerations in addition to
Section 162(m).

COMPENSATION COMMITTEE                    STOCK OPTION COMMITTEE
John W. Amerman                           John W. Amerman
Jeffrey A. Harris                         Robert J. Dolan
Sidney Lapidus

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the year ended December 31, 1997, the compensation of Messrs. Staniar, Lynch and Cogan was determined pursuant to employment agreements between such officers and the Company. See "--Employment Agreements." Except as otherwise described herein, the 1997 compensation of each of Messrs. Staniar, Lynch, Cogan and the other Named Executive Officers was determined by the Compensation Committee of the Board of Directors. The Compensation Committee and the Stock Option Committee, as presently constituted, were formed on July 22, 1997, shortly after the completion of the Company's initial public offering in May of 1997. At that time, the Board adopted a charter for each committee. Prior to July 22, 1997, all grants of Common Stock and Options under the Company's 1996 and 1997 Stock Incentive Plans were made at the discretion of a Stock Plan Committee of the Board comprised of Burton B. Staniar and Jeffrey A. Harris. Except for Messrs. Staniar, Lynch and Cogan, no member of the Board is or has been an officer or employee of the Company. During the year ended December 31, 1997, no executive officer of the Company served on any board of directors or compensation committee of any entity (other than the Company) with which any member of the Board is affiliated.

SUMMARY COMPENSATION TABLE

  The following table sets forth, for the years ended December 31, 1997, 1996 and 1995, individual compensation information for the Chief Executive Officer of the Company and each of the other Named Executive Officers.

                                    ANNUAL             LONG-TERM
                                 COMPENSATION     COMPENSATION AWARDS
                               ----------------- ---------------------
                                                 RESTRICTED SECURITIES
   NAME AND PRINCIPAL                              STOCK    UNDERLYING    ALL OTHER
        POSITION          YEAR  SALARY   BONUS   AWARDS(1)  OPTIONS(2) COMPENSATION(3)
   ------------------     ---- -------- -------- ---------- ---------- ---------------
Burton B. Staniar.......  1997 $399,996 $750,000  $   --         --        $8,880
Chairman of the Board     1996  410,830  600,000   30,000        --         5,595
                          1995  465,000  350,000      --         --         4,500
John H. Lynch...........  1997  399,996  750,000      --         --         8,880
President and Chief       1996  393,330  600,000   30,000        --         6,300
 Executive Officer        1995  360,000  360,000      --         --         6,075
Andrew B. Cogan.........  1997  199,992  300,000      --      35,000          --
Senior Vice President--   1996  197,930  250,000   12,000        --           --
 Marketing and            1995  187,620  187,000      --         --           --
 Product Development
Kathleen G. Bradley.....  1997  199,992  300,000      --     188,365        8,325
Senior Vice President--   1996  197,050  250,000    6,000        --         4,328
 Sales, Distribution and  1995  163,668  256,740      --         --         4,755
 Customer Service
Wolfgang Billstein......  1997  363,163  700,000      --     376,731          --
Managing Director--Knoll  1996  396,000  572,836      --         --           --
 Europe                   1995  360,000  653,100      --         --           --

--------
(1) On February 29, 1996, Messrs. Staniar, Lynch and Cogan and Ms. Bradley were granted, respectively, 941,829, 941,829, 376,731 and 188,365 shares of vested and unvested restricted stock. Holders of shares of restricted stock are not entitled to receive dividends until such shares vest and become unrestricted. As of March 1, 1998, 80% of the shares granted to each of Messrs. Staniar and Lynch had vested and an additional 10% will vest on each of March 1, 1999 and 2000; 60% of the shares granted to Mr. Cogan had vested and an additional 20% will vest on each of March 1, 1999 and 2000; and 40% of the shares granted to Ms. Bradley had vested and an additional 20% will vest on each of March 1, 1999, 2000 and 2001. The value of the shares listed above is based on the fair value thereof on the date of grant, based on the price of the shares of Common Stock sold in conjunction with the acquisition of the Company from Westinghouse (the "Acquisition"). At December 31, 1997 Messrs. Staniar, Lynch and Cogan and Ms. Bradley held 188,366, 188,366, 150,693 and 113,019 shares of restricted stock, respectively, having a value on December 31, 1997 of $6,051,258, $6,051,258, $4,841,013 and $3,630,735, respectively.

(2) Represents the aggregate number of shares of Common Stock subject to Options granted to the Named Executive Officers.

(3) Amounts in this column represent the Company's matching contributions to the Knoll, Inc. Retirement Savings Plan.

STOCK OPTION GRANTS TABLE

  The following table sets forth information concerning individual grants of Options made to Named Executive Officers during 1997.

                                                                         POTENTIAL REALIZABLE
                                                                           VALUE AT ASSUMED
                                                                            ANNUAL RATES OF
                                                                     STOCK PRICE APPRECIATION FOR
                                                                              OPTION TERM
                                                                     -----------------------------
                         NUMBER OF
                         SECURITIES   % OF TOTAL
                         UNDERLYING    OPTIONS   EXERCISE
                          OPTIONS     GRANTED TO OR BASE  EXPIRATION
NAME                      GRANTED     EMPLOYEES   PRICE      DATE          5%            10%
----                     ----------   ---------- -------- ---------- -------------- --------------
Burton B. Staniar.......      --          -- %      $--      N/A               $--            $--
John H. Lynch...........      --          --         --      N/A                --             --
Andrew B. Cogan.........   10,000(1)      .46     28.500   10/29/07         179,265        454,290
                           25,000(2)     1.2      33.125   10/22/07         520,890      1,320,031
Kathleen G. Bradley.....  188,365(3)     8.8      15.930    3/7/07        1,887,411      4,783,043
Wolfgang Billstein......  376,731(3)    17.5      15.930    3/7/07        3,774,833      9,566,112

--------
(1) These Options were granted on October 29, 1997 and vest in five equal annual installments beginning on October 29, 1998.

(2) These Options were granted on October 22, 1997 and vest in five equal annual installments beginning on October 22, 1998.

(3) These Options were granted on March 7, 1997 and began vesting in five equal annual installments on March 7, 1998.

AGGREGATE STOCK OPTION EXERCISE TABLE

  The following table sets forth information regarding the exercise of Options by Named Executive Officers during 1997. The table also shows the number and value of unexercised Options which were held by the Named Executive Officers on December 31, 1997. The values of unexercised Options are based on a fair market value of $32.125 per share on December 31, 1997.

                                                       NUMBER OF
                                                      SECURITIES
                                                      UNDERLYING
                                                      UNEXERCISED
                             NUMBER OF                  OPTIONS    VALUE OF UNEXERCISED IN-
                         SHARES ACQUIRED ON  VALUE   EXERCISABLE/      THE-MONEY OPTIONS
NAME                          EXERCISE      REALIZED UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                     ------------------ -------- ------------- -------------------------
Burton B. Staniar.......        N/A           N/A    -0- / -0-         -0- / $ -0-
John H. Lynch...........        N/A           N/A    -0- / -0-         -0- / $ -0-
Andrew B. Cogan.........        N/A           N/A    -0- / 35,000      -0- / $ 36,250
Kathleen G. Bradley.....        N/A           N/A    -0- / 188,365     -0- / $ 3,050,571
Wolfgang Billstein......        N/A           N/A    -0- / 376,731     -0- / $ 6,101,159

PENSION PLANS

  Retirement benefits are provided to employees through two pension plans. Prior to the purchase of the Company from Westinghouse, benefits were provided under The Knoll Group Pension Plan, which was retained by Westinghouse (the "Westinghouse Pension Plan"). Effective March 1, 1996, the Company established the Knoll Pension Plan (the "Company Pension Plan"). The Westinghouse Pension Plan provides eligible employees with retirement benefits based on a career average compensation formula. The formula for computing normal retirement benefits under this plan is 1.45% of career compensation divided by twelve. Once a participant accumulates five years of vesting service, he or she can take early retirement anytime after reaching age 55. Accrued normal retirement benefit is reduced 6% per year prior to normal retirement age. The minimum benefit earned for any year of participation in the plan is $300 ($25 per month), prorated for the partial years worked during the first and last years of employment. The estimated annual benefits payable upon normal retirement under the Westinghouse Pension Plan for each of the Named Executive Officers is as follows: Mr. Staniar ($0); Mr. Lynch ($4,712); Ms. Bradley ($24,648); and Mr. Cogan ($16,500). Mr. Billstein did not participate in the Westinghouse Pension Plan.

  Effective January 1, 1998, the multiplier in the career average compensation formula in the Company Pension Plan was increased from 1.45% to 1.55%. This amendment was made retroactive to March 1, 1996. The terms of the Company Pension Plan are otherwise the same as those of the Westinghouse Pension Plan. The estimated annual benefits payable upon normal retirement under the Company Pension Plan (with the amended formula) for each of the Named Executive Officers is as follows: Mr. Staniar ($4,418); Mr. Lynch ($4,418); Ms. Bradley ($4,418); and Mr. Cogan ($4,418). Mr. Billstein has not participated in the Company Pension Plan.

  Messrs. Staniar, Lynch and Cogan and Ms. Bradley also participated in the Westinghouse Executive Pension Program (the "Westinghouse Excess Plan") through the first two months of fiscal 1996, which provides for benefits not payable by the Westinghouse Pension Plan because of limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The benefit formula for this plan is average total compensation and years of eligibility service multiplied by 1.47% minus amounts payable under the Westinghouse Pension Plan. The estimated annual benefits payable under this plan upon normal retirement for each of the Named Executive Officers is as follows: Mr. Staniar ($263,000); Mr. Lynch ($13,972); Ms. Bradley ($5,820); and Mr. Cogan
($14,089). Mr. Billstein has never participated in the Westinghouse Excess
Plan.

  Remuneration covered by the Westinghouse Pension Plan, the Company Pension Plan and the Westinghouse Excess Plan primarily includes salary and bonus, as set forth in the Summary Compensation Table. Under the Westinghouse Pension Plan, the Company Pension Plan and the Westinghouse Excess Plan, Messrs. Staniar, Lynch and Cogan and Ms. Bradley have the following years of credited service, as of December 31, 1997: 0.00/1.84/15.44, 1.75/1.84/1.75,
7.14/1.84/5.498 and 16.64/1.84/5.498 years, respectively.

DIRECTOR COMPENSATION

  Upon consummation of the Initial Public Offering, directors who were not employees or officers of the Company or Warburg received options to purchase 25,000 shares of Common Stock at an exercise price equal to the initial public offering price. Twenty percent of these options vested upon grant. The options have and will continue to vest in four installments on the next four anniversaries of the grant date. Such non-employee directors are also paid a fee of $1,000 for each board meeting attended and are reimbursed for certain expenses in connection with attendance at board and committee meetings. Other than with respect to reimbursement of expenses, directors who are employees or officers of the Company or Warburg do not receive additional compensation for services as a director.

EMPLOYMENT AGREEMENTS

  The Company has entered into employment agreements with Burton B. Staniar, the Company's Chairman of the Board, John H. Lynch, the Company's President and Chief Executive Officer, and Andrew B. Cogan, the Company's Senior Vice President--Marketing and Product Development, for terms which expired on March 1, 1998 and were each renewed pursuant to automatic one-year extensions. Such employment agreements will continue to renew automatically each March 1 unless either party gives 60 days notice not to renew. The agreements with Messrs. Staniar and Lynch provide for a base salary of $400,000, with a service bonus of 25% of base salary at the end of each calendar year, and a target annual bonus of up to 125% of base salary based on the attainment of targets set by the Board of Directors. The agreement with Mr. Cogan provides for a base salary of $200,000 and a target annual bonus of 100% of base salary based on the attainment of goals and objectives set by the Board of Directors. The agreements may be terminated at any time by the Company, but if so terminated without "cause," or if the Company fails to renew the agreements, the Company must pay the employee 125% of one year's base salary (100% of base salary in the case of Mr. Cogan). The agreements also contain non-compete, non-solicitation (during the term of the agreement and for one year thereafter) and confidentiality provisions.

  In addition, the Company has entered into a Consulting Agreement, dated as of December 1, 1996, as amended, with Mr. Wolfgang Billstein. Pursuant to this agreement, Mr. Billstein receives a monthly fee of 52,249 Deutsche Marks (approximately $28,396 based on current exchange rates), and contingent incentives based on the positive operating profit of Knoll Europe (subject to certain conditions) and Knoll Europe's order volume. The agreement was amended and renewed on November 30, 1997 for the first of two elective one-year periods. Knoll has the right to terminate this agreement upon three months notice and payment of 313,494 Deutsche Marks (approximately $576,829 based on current exchange rates) plus a portion of Mr. Billstein's incentive compensation.

                             CERTAIN TRANSACTIONS

STOCKHOLDERS AGREEMENT

  Warburg, NationsBanc Investment Corp. ("NationsBanc") and 12 senior members of management (each a "Holder" and collectively, the "Holders") and the Company are parties to a Stockholders Agreement (the "Stockholders Agreement"), dated as of February 29, 1996, which governs certain matters related to corporate governance and registration of shares of Common Stock and preferred stock ("Registrable Securities") held by such Holders (other than shares acquired pursuant to the Stock Incentive Plans).

  Pursuant to the Stockholders Agreement, Warburg is entitled to request on up to two occasions that the Company file a registration statement under the Securities Act covering the sale of at least $25 million of shares of Common Stock, subject to certain conditions. If officers or directors of the Company holding other securities of the Company request inclusion of their securities in any such registration, or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Stockholders"), request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Stockholders in any underwriting involved in such registration, provided, among other conditions, that the underwriter representative of any such offering has the right, subject to certain conditions, to limit the number of Registrable Securities included in the registration. The Company may defer the registration for 120 days if it believes that it would be seriously detrimental to the Company for such registration statement to be filed.

  The Stockholders Agreement further provides that, if the Company proposes to register any of its securities (other than registrations related solely to employee benefit plans or pursuant to Rule 145 or on a form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), either for its own account or for the account of other security holders, holders of Registrable Securities may require the Company to include all or a portion of their Registrable Securities in the registration and in any underwriting involved therein, provided, among other conditions, that the underwriter representative of any such offering has the right, subject to certain conditions, to limit the number of Registrable Securities included in the registration. In addition, after the Company becomes qualified to use Form S-3, the holders of Registrable Securities will have the right to request an unlimited number of registrations on Form S-3 to register at least $5 million of such shares, subject to certain conditions, provided that the Company will not be required to effect such a registration within 180 days of the effective date of the most recent registration pursuant to this provision.

  In general, all fees, costs and expenses of such registrations (other than underwriting discounts and selling commissions applicable to sales of the Registrable Securities) and all fees and disbursements of counsel for the Holders will be borne by the Company. As of March 31, 1998, the registration rights described above apply to 26,871,988 shares of Common Stock held by the Holders.

  The Stockholders Agreement provides that the original Board of the Company was to be composed of Messrs. Staniar, Lynch, Vogelstein, Lapidus, Harris and Lee. Pursuant to the Stockholders Agreement, Warburg, NationsBanc and the other stockholders who are a party thereto (who hold in the aggregate approximately 65.8% of the outstanding shares of Common Stock) have agreed to vote their shares of Common Stock for four directors nominated by Warburg if Warburg owns 50% or more of the Company's outstanding shares of Common Stock and Series A Preferred Stock, three directors if it owns 25% or more, two directors if it owns 15% or more and one director if it owns 5% or more.

ISSUANCE OF RESTRICTED SHARES OF COMMON STOCK

  In connection with the issuance of 4,144,030 restricted shares of Common Stock pursuant to the Company's 1996 Stock Incentive Plan established in connection with the Acquisition, Warburg and the Company also entered into separate Stockholders Agreements with all of the Company's executive officers and other members of the Company's management. Pursuant to these agreements, persons deemed to be "insiders" within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") have agreed not to transfer their shares except (i) to members of their immediate families, donees and other related or controlled entities, (ii) to Warburg or an affiliate thereof or (iii) to others upon five business days prior written notice to the Board of Directors. The restrictions on transfer will terminate when Warburg owns less than 10% of the outstanding shares of Common Stock. In addition, pursuant to these agreements, the Company agreed that, if the Company determined to register any shares of Common Stock for its own account or for the account of security holders, the Company would include in such registration all of the vested shares of Common Stock received by management pursuant to the 1996 Stock Incentive Plan. In addition, management may request unlimited registrations of at least $5,000,000 of securities on Form S-3, provided that the Company is not required to effect a registration pursuant to this provision within 180 days of the effective date of the most recent registration pursuant to this provision.

  Pursuant to the 1996 Stock Incentive Plan, the Company also entered into Restricted Share Agreements with each recipient of restricted shares of Common Stock, including each of the Company's executive officers. Pursuant to these agreements, Mr. Staniar received 941,829 restricted shares, Mr. Lynch received 941,829 restricted shares, Mr. Cogan received 376,731 restricted shares and Ms. Bradley received 188,365 restricted shares. The agreements were dated February 29, 1996. With respect to Messrs. Staniar and Lynch, 80% of the shares granted have vested and the remaining unvested shares will vest at the rate of 10% on each of March 1, 1999 and 2000. With respect to Mr. Cogan, 60% of the shares granted have vested and the remaining unvested shares will vest at the rate of 20% on each of March 1, 1999 and 2000. With respect to Ms. Bradley, 40% of the shares granted have vested and the remaining unvested shares will vest at the rate of 20% on each of March 1, 1999, 2000 and 2001. The agreements provide that upon the voluntary termination of employment for reasons other than death, disability or retirement at age 65, or (except in the case of Messrs. Staniar and Lynch) if the grantee's employment was terminated without cause, the nonvested restricted shares are to be immediately forfeited to the Company. For all of such officers other than Messrs. Staniar, Lynch and Cogan, upon termination of the employment of such officers with cause, the agreements provide that the Company may repurchase the shares of Common Stock at $0.10 per share.

OTHER

  During the year ended December 31, 1997, the Company paid $191,250.24 to Emanuela Frattini Magnusson for design services and product royalties, the bulk of which was payable pursuant to the terms of a July 1993 Design Development Agreement between Emanuela Frattini and the Company pertaining to the Company's Propeller(R) product line. Emanuela Frattini Magnusson is the wife of Carl G. Magnusson, the Company's Senior Vice President--Design.

  In connection with the Initial Public Offering and pursuant to an agreement, dated as of April 14, 1997, among the Company, Warburg, NationsBanc and certain members of the Company's management, upon consummation of the Initial Public Offering, 800,000 shares of the Company's Series A 12% Participating

Convertible Preferred Stock were redeemed for $80.0 million and 11,749,361 shares of Common Stock, and the remaining 802,998 shares of Preferred Stock were converted into 15,691,558 shares of Common Stock. Further pursuant to such arrangement, (i) Warburg received $75.9 million and 25,024,481 shares of Common Stock, (ii) NationsBanc received $4.1 million and 1,361,877 shares of Common Stock, (iii) Messrs. Staniar, Lynch, Billstein, Cogan, Purdom, McCabe and Milberger received 400,736, 400,736, 6,249, 78,116, 78,116, 9,374 and
18,748 shares of Common Stock, respectively, and (iv) Mmes. Bradley and Ellixson received 12,499 and 9,374 shares of Common Stock, respectively.

                     BOARD OF DIRECTORS; BOARD COMMITTEES

 Board of Directors

  The business affairs of the Company are managed under the direction of the Board. Members of the Board are kept informed through various reports and documents sent to them each month, through operating and financial reports routinely presented at Board and committee meetings by the Chief Executive Officer and other officers, and through other means. During 1997, the standing committees listed below assisted the Board in carrying out its duties. All of the directors are non-employee directors except Messrs. Staniar, Lynch and Cogan. Directors who are officers of the Company do not participate in any action of the Board relating to any executive compensation plan described in this Proxy Statement.

                            COMMITTEES OF THE BOARD

         AUDIT                      STOCK OPTION                                 COMPENSATION
         -----                      ------------                                 ------------
      J.W. Amerman                  J.W. Amerman                                 J.W. Amerman
      R.J. Dolan                    R.J. Dolan                                   J.A. Harris
                                                                                 S. Lapidus

  During 1997, the Board met six times, the Audit Committee met once, the Stock Option Committee met two times, and the Compensation Committee met once. Each of the Company's Directors attended at least 75% of the total number of meetings of the Board and Committees on which he served during the period of such director's service on the Board, except that Mr. Staniar and Mr. Vogelstein did not attend two and three Board meetings conducted by teleconference, respectively, and Mr. Lapidus did not attend the Compensation Committee meeting.

 Audit Committee

  The Company's Audit Committee has general responsibility to review the Company's financial controls, as well as the accounting and audit activities of the Company. It is the responsibility of the Audit Committee to review annually the qualifications of the Company's independent certified public accountants, make recommendations to the Board as to their selection and review the planning, fees and results of their audit. Additionally, the Audit Committee meets periodically with the employees of the Company responsible for financial and accounting matters to review the Company's internal procedures and controls, monitors the business practices of the Company, and reports regularly to the full Board on its activities. The Audit Committee presently consists of Messrs. Amerman and Dolan. None of the members of the Audit Committee are directly involved in the supervision of the financial affairs of the Company.

 Compensation Committee; Stock Option Committee

  The Company has a Compensation Committee comprised of Messrs. Amerman, Harris and Lapidus. The Compensation Committee has the authority to approve the annual salary, bonus and other benefits paid to the Company's senior executives, review and approve the Company's compensation programs and establish, review and approve policies for management perquisites. A Stock Option Committee of the Board, which presently consists of Messrs. Amerman and Dolan, has the authority to grant options and restricted stock under the Company's existing stock incentive plans, and to review and approve new stock incentive plans and similar programs, as necessary and appropriate.

 Section 16(a) Beneficial Ownership Reporting Compliance

  Under the Exchange Act, the Company's directors and executive officers, and any persons holding more than 10% of the outstanding shares of Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 1997 fiscal year. Based upon the Company's review of copies of such reports furnished to it, except as set forth herein, the Company believes that during the 1997 fiscal year its executive officers and directors and the holders of more than 10% of the outstanding shares of Common Stock complied with all reporting requirements of
Section 16(a) under the Exchange Act. The Statement of Changes in Beneficial Ownership on Form 4 filed on March 9, 1998 for Mr. Lynch inadvertently omitted a sale of 1,000 shares; such sale was reported on an amended Form 4 filed on March 19, 1998.

 Performance Graph

  The following graph compares the cumulative return on the Common Stock to such return for the Standard & Poor's ("S&P") 500 Composite Stock Price Index and an industry peer group (the "Peer Group") for the period commencing with the effective date of the Company's initial public offering of 8,480,000 shares of Common Stock on May 9, 1997 (the "Initial Public Offering") and ending on December 31, 1997, assuming (i) $100 was invested on May 9, 1997 (the effective date of the Initial Public Offering for which the initial price to the public was $17.00 per share of Common Stock) and (ii) reinvestment of dividends. The Peer Group consists of Herman Miller, Inc. and Hon Industries, Inc., each of which is engaged in the manufacture of office furniture and believed by the Company to have similar industry characteristics as the Company and to provide services similar to those provided by the Company. The graph below represents the cumulative stockholder return as measured by the last sale price at the end of the period from May 9, 1997 through December 31, 1997. As depicted in the graph below, during this period, the cumulative total return (1) for the Common Stock was 89.0%, (2) for the S&P 500 Composite Stock Price Index was 19.7% and (3) for the Peer Group Index was 42.0%.

                [GRAPH DEPICTING COMPARISON OF CUMULATIVE TOTAL
              RETURN AMONG KNOLL, INC. PEER GROUP AND IN S&P 500]

                                           5/9/97          12/31/97
                                           ------          --------
            Knoll, Inc............          $100            $189.00
            S&P 500 Index.........          $100            $119.70
            Peer Group Index......          $100            $142.00

                        PROPOSAL 1--THE BOARD PROPOSAL

  The Board presently consists of nine directors who are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Board has designated the Nominees listed below for election as directors to the Board to serve until the 1999 Annual Meeting or until their successors are duly elected and qualified. If any Nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended by the Nominating Committee.

                                   NOMINEES

NAME                     AGE                         POSITION
----                     ---                         --------
Burton B. Staniar.......  56 Chairman of the Board of Directors
John H. Lynch...........  45 President, Chief Executive Officer and Director
Andrew B. Cogan.........  35 Senior Vice President--Marketing and Product Development
                              and Director
John W. Amerman.........  66 Director
Robert J. Dolan.........  50 Director
Jeffrey A. Harris.......  42 Director
Sidney Lapidus..........  60 Director
Kewsong Lee.............  32 Director
John L. Vogelstein......  63 Director

RECOMMENDATION AND VOTE

  Approval of the election of the Nominees to the Board requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD.

                    PROPOSAL 2--THE INCENTIVE PLAN PROPOSAL

  On February 14, 1997, the Board adopted the Knoll, Inc. 1997 Stock Incentive Plan (the "Incentive Plan"), under which 400,000 shares of Common Stock were reserved for issuance pursuant to grants of restricted stock or upon the exercise of Options granted under the Incentive Plan. On May 6, 1997, the Company implemented a 3.13943-for-1 stock split which automatically increased the number of shares of Common Stock available for issuance under the Incentive Plan from 400,000 to 1,255,772 shares and in connection therewith the Board amended the Incentive Plan to reflect this increase. On October 22, 1997, the Board amended and restated the Incentive Plan (as amended and restated, the "Amended Incentive Plan"), subject to stockholder approval, in order (i) to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 1,000,000 shares from 1,255,772 to 2,255,772 and (ii) to make such other technical changes to the Incentive Plan so as to bring it into compliance with Rule 16b-3 promulgated pursuant to the Exchange Act and Section 162(m) of the Code.

  The Company is seeking stockholder approval of the Amended Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code and the requirements of The New York Stock Exchange, Inc. (the "NYSE"). The following summary of the Amended Incentive Plan is qualified in its entirety by express reference to the text of the Amended Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix A. Under the Amended Incentive Plan, restricted shares of Common Stock ("Restricted Stock") may be granted. In addition, Options may be granted which are qualified as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and which are not so qualified ("NQSOs").

PURPOSE AND ELIGIBILITY

  The purpose of the Amended Incentive Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company's key personnel with its stockholders. Officers, key employees, directors and consultants of the Company are eligible to receive Restricted Stock and NQSOs under, and participate in, the Amended Incentive Plan. Officers and key employees are also eligible to receive ISOs under the Amended Incentive Plan. The approximate number of officers, key employees, directors, and consultants eligible to participate in the Amended Incentive Plan is 3,550.

ADMINISTRATION

  The Amended Incentive Plan is administered by a Committee (the "Committee") appointed by the Board. The Committee, in its sole discretion, determines which individuals may participate in the Amended Incentive Plan and the type, extent and terms of the equity-based awards to be granted. In addition, the Committee interprets the Amended Incentive Plan and makes all other determinations with respect to the administration of the Amended Incentive Plan.

AWARDS

  The terms and conditions of Options and Restricted Stock granted under the Amended Incentive Plan are set out from time to time in agreements between the Company and the individuals receiving such awards. Such terms include vesting conditions and the expiration dates for the Options. The exercise price of the Options is determined by the Committee at the time of grant. In the case of ISOs, the exercise price determined must be at least the Fair Market Value (as defined in the Amended Incentive Plan) of the Common Stock on the date of grant. ISOs may not be granted to an individual who, at the date of grant, owns directly or indirectly stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company, unless the ISO (i) has an exercise price of at least 110 percent of the Fair Market Value of the Common Stock on the date of grant of the Option, and (ii) cannot be exercised more than five years after the date of grant. To the extent that the aggregate Fair Market Value Per Share (as defined in the Amended Incentive Plan) with respect to which ISOs become exercisable for the first time in any calendar year exceeds $100,000, such Options will be NQSOs. The Option exercise price may be paid by certified or bank cashier's check, or at the Committee's discretion, by having the Company withhold shares of Common Stock being purchased having an aggregate Fair Market Value per share equal to the amount of the exercise price, or by any other means acceptable to the Company.

  Grants of Restricted Stock vest in accordance with periods set by the Committee. Certificates in respect of Restricted Stock are not issued to the recipient at the time of grant; instead, the certificates are held by the Company during the restricted period. In addition, during the applicable restricted period, shares of Restricted Stock are subject to transfer restrictions and forfeiture in the event of termination of employment with the Company. The Committee may impose other conditions at the time the award is granted.

ADJUSTMENTS FOR RECAPITALIZATION, MERGER, ETC. OF THE COMPANY

  In the event of any change in the outstanding shares of Common Stock resulting from any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, the Committee will make such substitution or adjustment, if any, as it deems equitable, as to (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Amended Incentive Plan, (ii) the number or kind of shares of Common Stock or other securities covered by outstanding Options, and (iii) the Option price thereof.

SHARES SUBJECT TO THE 1997 STOCK INCENTIVE PLAN

  As noted above, the Company has amended the Incentive Plan to reserve an additional 1,000,000 shares of Common Stock. The total number of shares of Common Stock reserved for issuance under the Amended Incentive Plan is 2,255,772. No more than 2,255,772 shares of Common Stock may be issued to any one person pursuant to awards of Options during any one year.

MARKET VALUE

  The closing price of the Common Stock on the NYSE on April 8, 1998 was $40.00 per share.

AMENDMENT AND TERMINATION

  The Amended Incentive Plan can be amended or terminated by the Board at any time, but no such action may adversely affect Restricted Stock or Options previously granted without the consent of those affected.

FEDERAL TAX CONSEQUENCES

  The following is a brief discussion of the Federal income tax consequences of transactions under the Amended Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences. Holders of Common Stock or Options should consult with their own tax advisors.

  ISOS. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

  If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally,
(1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

  If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

  For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

  NQSOS. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

  As a result of the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of
Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

NEW PLAN BENEFITS

  The grant of Options and Restricted Stock under the Amended Incentive Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Option and Restricted Stock grants that will be made in the future. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended Incentive Plan. Information with respect to compensation paid and other benefits, including Options and Restricted Stock, granted in respect of the 1997 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

RECOMMENDATION AND VOTE

  Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. Until such approval is obtained, the Amended Incentive Plan and any Option and Restricted Stock granted thereunder shall not be effective. If the Amended Incentive Plan is not approved, the Incentive Plan will continue in operation and Options and Restricted Stock may continue to be granted thereunder.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

                 PROPOSAL 3--THE STOCK PURCHASE PLAN PROPOSAL

  Subject to the requisite affirmative stockholder vote at the Annual Meeting, the Board has adopted the Knoll, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), under which 300,000 shares of Common Stock are reserved for issuance.

PURPOSE AND ELIGIBILITY

  The Stock Purchase Plan, which is intended to qualify under Section 423 of the Code, is designed to encourage stock ownership by employees of the Company and the Company's subsidiaries which have been designated by the Board (each, a "Designated Subsidiary"). The Stock Purchase Plan is also drafted broadly enough to allow for the inclusion of any future subsidiaries. The following summary of the Stock Purchase Plan is qualified in its entirety by express reference to the text of the Stock Purchase Plan, a copy of which is attached to this Proxy Statement as Appendix B. Generally, individuals employed by the Company or a Designated Subsidiary on the Enrollment Date (as defined below) with respect to an Offering Period (as defined below) and who timely file a subscription agreement with the Company are eligible to participate in the Stock Purchase Plan for that Offering Period. No person is eligible to participate who, after the grant of options under the Stock Purchase Plan, owns (including all shares which may be purchased under any outstanding options) 5% or more of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary company. Approximately 3,550 individuals are eligible to participate in the Stock Purchase Plan.

ADMINISTRATION

  The Stock Purchase Plan is administered by a committee appointed by the Board (the "ESPP Committee"). The ESPP Committee has full and exclusive discretionary authority to construe, interpret and apply the terms of the Stock Purchase Plan, to determine eligibility, and to adjudicate all disputed claims filed under the Stock Purchase Plan.

PARTICIPATION

  Each eligible employee electing to participate in the Stock Purchase Plan must execute and deliver to the Company a subscription agreement which indicates the amount to be deducted from the participant's paychecks. Such deduction may not be greater than 10% of the participant's compensation (which includes overtime, bonus and commissions). Deductions are accumulated for each calendar quarter ("Offering Periods") which begins on the first business day after January 1, April 1, July 1 and October 1 of each year (each, an "Enrollment Date"), respectively, and end on the last business day which falls on or prior to March 31, June 30, September 30 and December 31 of each year (each, an "Exercise Date"), respectively. The first Offering Period commenced on August 1, 1997 and ended on September 30, 1997.

PURCHASE OF COMMON STOCK

  For each Offering Period, on the Enrollment Date the Company will grant to each participant an option to purchase on the Exercise Date at a price determined as described below (the "Purchase Price") that number of full shares of Common Stock which his or her accumulated payroll deductions on the Exercise Date will purchase at the Purchase Price. The Purchase Price for each Offering Period will be the lesser of (i) 85% of the Fair Market Value (as defined in the Stock Purchase Plan) of the Common Stock on the Enrollment Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Exercise Date. As promptly as practicable after each Exercise Date, the full and fractional shares of Common Stock purchased for a participant will generally be deposited by the Company at a brokerage house designated by the ESPP Committee and held for the benefit of the participant until such time as the participant requests delivery of such shares or requests that any shares be sold and the proceeds therefrom be distributed to the participant. The closing price of the Common Stock on the NYSE on April 8, 1998 was $40.00 per share.

WITHDRAWAL

  A participant may withdraw from participation in the Stock Purchase Plan by written notice to the ESPP Committee at any time prior to the last business day of an Offering Period, in which event the Company will promptly refund without interest the entire balance of the payroll deductions not previously used to purchase Common Stock under the Stock Purchase Plan. After such withdrawal, a participant's option for the Offering Period is automatically terminated and no further payroll deductions may be made during the course of such Offering Period. If a participant withdraws from the Stock Purchase Plan during an Offering Period, he or she may not resume participation until the next Offering Period. A participant may resume participation for any subsequent Offering Period by delivering to the Company a new subscription agreement no later than the 20th day of the month immediately prior to the Enrollment Date for such Offering Period. Termination of employment cancels the participant's right to continue in the Stock Purchase Plan.

LIMITATION

  No person shall be granted options which permit his or her right to purchase Common Stock under the Stock Purchase Plan and any other similar stock purchase plans of the Company to accrue at a rate which exceeds $25,000 worth of Common Stock (determined at the Fair Market Value of such stock at date of grant) for each calendar year in which such options are at any time outstanding.

AMENDMENT AND TERMINATION

  The Stock Purchase Plan can be amended or terminated by the Board at any time, but no such termination may adversely affect rights previously granted. The Board must seek stockholder approval for amendments to the Stock Purchase Plan which require such approval pursuant to Section 423 of the Code.

FEDERAL TAX CONSEQUENCES

  The following is a brief discussion of the Federal income tax consequences of transactions under the Stock Purchase Plan based on the Code. The Stock Purchase Plan is not qualified under Section 401(a) of the Code, which provides certain protections to participants in qualified retirement plans. This discussion does not address all aspects of Federal income taxation and does not describe state or local tax consequences. Participants in the Stock Purchase Plan should consult their own tax advisors.

  The Stock Purchase Plan is intended to qualify under Section 423(a) of the Code, which would entitle participants to certain benefits with respect to transfers of Common Stock under Section 421(a) of the Code. Under Section 421(a), a participant will not be required to recognize income on an Enrollment Date or on an Exercise Date. Section 423(c) of the Code requires that, provided the holding periods described below are met, when the shares of Common Stock acquired during an Offering Period pursuant to the Stock Purchase Plan are sold or otherwise disposed of in a taxable transaction (or in the event of the death of the participant while owning such shares whether or not the holding period requirements are met), the participant will recognize income subject to Federal income tax as "ordinary income", for the taxable year in which disposition or death occurs, in an amount equal to the lesser of
(i) the excess of the Fair Market Value (as defined in the Stock Purchase
Plan) of the Common Stock at the time of such disposition or death over the amount paid for such shares, and (ii) the excess of the Fair Market Value of the Common Stock on the Enrollment Date of the applicable Offering Period over the option price, determined on the Enrollment Date (under the Stock Purchase Plan, this excess will be 15% of the Fair Market Value of Common Stock on the Enrollment Date). Such recognition of income upon disposition shall have the effect of increasing the taxable basis of the shares in the participant's possession by an amount equal to the income subject to Federal income tax. Any additional gain or loss resulting from the disposition (provided it is not a disqualifying disposition), measured by the difference between the amount paid for the shares and the amount realized (less the amount recognized as income as described above), will be recognized by the participant as long-term capital gain or loss. No portion of the amount received pursuant to such a disposition will be subject to withholding for federal income taxes or be subject to FICA or FUTA taxes.

  The Company will not be entitled to any deduction in the determination of its taxable income with respect to the Stock Purchase Plan, except in connection with a disqualifying disposition as discussed below.

  In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 423(a) requires that the participant make no disposition of the shares acquired during an Offering Period within two years from the Enrollment Date nor within one year from the Exercise Date of the Offering Period.

  If a Participant disposes of Common Stock acquired pursuant to the Stock Purchase Plan before the expiration of the holding period requirements set forth above (a "disqualifying disposition"), the participant will realize, at the time of the disposition, "ordinary income" to the extent the Fair Market Value of the Common Stock on the Exercise Date exceeds the amount paid for the shares. The difference between the Fair Market Value of the Common Stock on the Exercise Date and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant's holding period in the Common Stock. The amount treated as "ordinary income" may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. At the time of such disqualifying disposition, the Company will be entitled to deduct an amount in the determination of its taxable income equal to the amount taken into "ordinary income" by the participant.

NEW PLAN BENEFITS

  The number of shares of Common Stock purchased under the Stock Purchase Plan is entirely dependent on each participant's contribution to the Stock Purchase Plan and the value of Common Stock on the Exercise Date. The Company cannot forecast the number of shares that will be purchased in the future by any individual. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Stock Purchase Plan. Information with respect to compensation paid and other benefits, including Options, granted with respect to the 1997 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

RECOMMENDATION AND VOTE

  Approval of the Stock Purchase Plan Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK PURCHASE PLAN PROPOSAL.

                       PROPOSAL 4--THE AUDITORS PROPOSAL

  Upon recommendation of the Audit Committee, the Board proposes that the stockholders ratify the appointment of the firm of Ernst & Young to serve as the independent auditors of the Company for the 1998 fiscal year until the 1999 Annual Meeting. Ernst & Young served as the Company's independent auditors for the 1997 fiscal year. A representative of Ernst & Young will attend the Annual Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

RECOMMENDATION AND VOTE

  Approval of the Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AUDITORS PROPOSAL.

                            ADDITIONAL INFORMATION

 Other Action at the Annual Meeting

  As of the date of this Proxy Statement, the Company has no knowledge of any business, other than that described herein, which will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote such proxy in accordance with their judgment on such business.

 Stockholder Proposals for 1999 Annual General Meeting of Stockholders

  Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meetings consistent with regulations adopted by the Commission and the Company's By-Laws. Proposals intended for inclusion in the proxy statement for the 1999 annual meeting of stockholders must be received by the Company not later than December 15, 1998. Proposals should be directed to the attention of the Secretary, Knoll, Inc., P.O. Box 157, East Greenville, Pennsylvania 18041.

  Knoll(R), The Knoll Group(R) and Propeller(R) are trademarks of the Company.

                                                                     APPENDIX A

                                  KNOLL, INC.
                           1997 STOCK INCENTIVE PLAN
                 (AMENDED AND RESTATED AS OF OCTOBER 22, 1997)

                                   ARTICLE I

                                    PURPOSE

  The Knoll, Inc. 1997 Stock Incentive Plan (Amended and Restated as of October 22, 1997) (the "Plan") is intended as an incentive to encourage stock ownership by officers, certain other key employees, directors and consultants of Knoll, Inc. (the "Company") in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of the Company.

  The term "Company," when used in the Plan or a related Restricted Share agreement or option agreement with reference to eligibility and employment, shall include the Company and its subsidiaries. The word "subsidiary," when used in the Plan, shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

  It is intended that certain options granted under this Plan will qualify as "incentive stock options" under Section 422 of the Code.

                                  ARTICLE II

                                ADMINISTRATION

  The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and shall consist of not less than two members, each of whom shall be a "Non-Employee Director" within the meaning of the rules promulgated under Section 16(b) and an "outside director" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which individuals shall be granted shares of restricted stock ("Restricted Shares") and which shall be granted options; (b) to make grants of Restricted Shares, incentive stock options and nonqualified options to acquire Common Stock; (c) to determine the times when Restricted Shares and options shall be granted and the number of shares to be granted or optioned; (d) to determine the option price of the shares subject to each option; (e) to determine the nature of any rights and restrictions to be imposed on Restricted Shares granted under the Plan; (f) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (g) to determine the time or times at which options shall be repriced and the terms and conditions of such repriced options; (h) to prescribe the form or forms of agreements for Restricted Shares granted under the Plan and the form or forms of the option agreements for options granted under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical); (i) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (j) to construe and interpret the Plan, the rules and regulations, the Restricted Share agreements and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all grantees and optionees.

                                  ARTICLE III

                                     STOCK

  The stock to be granted or optioned under the Plan shall be shares of authorized but unissued Common Stock of the Company, par value $.01 per share, or previously issued shares of Common Stock reacquired by the Company (the "Stock"). Under the Plan, the total number of shares of Stock which may be granted or purchased pursuant to options granted hereunder shall not exceed, in the aggregate, 2,255,772 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE XII hereof.

  The number of shares of Stock available for issuance or grant of options under the Plan shall be decreased by the sum of (i) the number of Restricted Shares which are granted and then outstanding, (ii) the number of shares with respect to which options have been issued and are then outstanding and (iii) the number of shares issued upon exercise of options. In the event that any Restricted Shares are forfeited or that any outstanding option under the Plan for any reason expires, is terminated or is canceled without exercise prior to the end of the period during which options may be granted, the Restricted Shares so forfeited and the shares of Stock called for by the unexercised portion of such option shall again be available for grant or issuance under the Plan.

                                  ARTICLE IV

                          ELIGIBILITY OF PARTICIPANTS

  Subject to ARTICLE IX in the case of incentive stock options, officers and other key employees of the Company shall be eligible to receive Restricted Shares and options under the Plan. In addition, Restricted Shares and options which are not incentive stock options may be granted to directors, consultants (including employees of consultants) or other key persons who the Committee determines shall receive options under the Plan. Notwithstanding anything to the contrary herein, the maximum number of shares of Stock with respect to which options may be granted to any individual in any one year shall not exceed the maximum number of shares of Stock available for issue hereunder, as such number may change from time to time.

                                   ARTICLE V

                               FAIR MARKET VALUE

  "Fair Market Value Per Share" means, as of any date when the Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System ("NMS") or listed on one or more national securities exchanges, the closing price reported on NASDAQ-NMS or the principal national securities exchange on which such Stock is listed and traded on the date of determination. If the Stock is not quoted on NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value Per Share shall mean the amount determined by the Board in good faith to be the fair market value per share of Stock.

                                  ARTICLE VI

                   TERMS AND CONDITIONS OF RESTRICTED SHARES

  Restricted Shares will become unrestricted and vest only in accordance with a vesting period set by the Committee with respect to each grant of Restricted Shares (the "Restriction Period"). The Committee may provide in the Restricted Share Agreement for acceleration of the Restriction Period and accelerated vesting upon termination of the grantee's employment by reason of death or disability, or by the Company without Cause, or upon any other event for which the Committee determines, in its discretion, that such acceleration is appropriate. With respect to each grant of Restricted Shares, "Cause" shall have the meaning given such term in a grantee's Restricted Share Agreement.

  During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of Stock for all corporate purposes but unless and until such Restricted Shares shall have become vested (i.e., the date at which such shares shall not be subject to forfeiture) (a) the Company shall retain custody of the stock certificate or certificates representing such shares, (b) the Company will retain custody of all dividends anddistributions ("Retained Distributions") made or declared thereon (and such Retained Distributions shall be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; provided, however, that in the event such retained dividends or distributions are taxable to the grantee in the year of payment, notwithstanding their failure to have become vested by the date of payment, the Company shall arrange for the release to the grantee of such part of the retained dividends or distributions as are sufficient to cover the taxes payable by the grantee with respect thereto; (c) the grantee of such Restricted Shares shall not be entitled to vote such shares, and (d) except as otherwise permitted by the Stockholders Agreement, the grantee of such Restricted Shares may not, whether voluntarily or involuntarily, sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions thereon or his interest in any of them (it being understood that, except to the extent so permitted, any sale, assignment, transfer, pledge, exchange, or disposition (i) before the shares shall have become vested shall be null and void and of no effect and (ii) after the shares shall have become vested shall only be as permitted under the terms of the Stockholders Agreement). Any Restricted Shares which have not vested as of, or by reason of, a grantee's termination of employment shall be immediately forfeited to the Company and the grantee and any permitted transferee shall have no further rights in respect of such forfeited shares.

  With respect to Restricted Shares which have become vested pursuant to the provisions of the Restricted Share Agreement, the Company shall promptly deliver the Stock certificate or certificates representing such shares to the grantee, registered in the name of the grantee. The Company may endorse such legends on such certificates as may be required by law or under the terms of this Agreement, the Restricted Share Agreement or the Stockholders Agreement.

                                  ARTICLE VII

                             OPTION EXERCISE PRICE

  The option price per share of Stock for each option shall be set by the Committee at the time of grant, subject to the ability of the Committee to reprice options pursuant to ARTICLE VIII; provided, however, that the option price per share of Stock for incentive stock options, subject to ARTICLE IX, shall not be less than the Fair Market Value Per Share at the time the option was granted.

                                 ARTICLE VIII

                         EXERCISE AND TERMS OF OPTIONS

  The Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

  Any other provision of the Plan to the contrary notwithstanding, but subject to ARTICLE IX in the case of incentive stock options, no option shall be exercised after the date ten years from the date of grant of such option (the "Termination Date").

  Options shall become exercisable only in accordance with the exercise schedule set forth in the option agreement entered into with respect to each grant of options (the "Option Agreement"). The Committee may provide in the Option Agreement for acceleration of exercisability upon termination of the optionee's employment by reason of death, disability, or by the Company without Cause, or upon any other event for which the Committee determines, in its discretion, that such acceleration is appropriate. With respect to each grant of options, "Cause" shall have the meaning given such term in the optionee's Option Agreement.

  Notwithstanding the foregoing provisions of this ARTICLE VIII or the terms of any option agreement, the Committee may in its sole discretion (i) accelerate the exercisability of any option granted hereunder and(ii) reprice any option to a lower exercise price. Any such acceleration shall not affect the terms and conditions of any such option other than with respect to exercisability.

                                  ARTICLE IX

                         SPECIAL PROVISIONS APPLICABLE
                        TO INCENTIVE STOCK OPTIONS ONLY

  To the extent the aggregate Fair Market Value Per Share (determined as of the time the option is granted in accordance with Article V) with respect to which any options granted hereunder which are intended to be incentive stock options may be exercisable for the first time by the optionee in any calendar year (under this Plan or any other stock option plan of the Company or any parent or subsidiary thereof) exceeds $100,000, such options shall not be considered incentive stock options but rather shall be nonqualified options.

  No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of
Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110 percent of the Fair Market Value Per Share on the date of the grant of such option; and (ii) cannot be exercised more than five years after the date it is granted.

  Each optionee who receives an incentive stock option must agree to notify the Company in writing immediately after the optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an incentive stock option. A disqualifying disposition is any disposition (including any sale) of such Stock made within the period which is (a) two years after the date the optionee was granted the incentive stock option or (b) one year after the date the optionee acquired Stock by exercising the incentive stock option.

                                   ARTICLE X

                              PAYMENT FOR SHARES

  Payment for shares of Stock purchased under an option granted hereunder shall be made in full upon exercise of the option, by certified or bank cashier's check payable to the order of the Company or by any other means acceptable to the Company. The Committee, in its discretion, may allow an optionee to pay such exercise price by having the Company withhold shares of Stock being purchased having an aggregate Fair Market Value Per Share equal to the amount of such exercise price.

                                  ARTICLE XI

                     NON-TRANSFERABILITY OF OPTION RIGHTS

  No option shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him. The Committee may, however, in its sole discretion, allow for transfer of options which are not incentive stock options to other persons or entities, subject to such conditions or limitations as it may establish.

                                  ARTICLE XII

                 ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

  The aggregate number of shares of Stock which may be granted or purchased pursuant to options granted hereunder, the number of shares of Stock which may be subject to options granted to any one person in any one year, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company. No adjustments shall be made upon any conversion of the Company's Series A Preferred Stock. Any adjustment shall be conclusively determined by the Committee.

  In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Stock or other securities issued or reserved for issuance pursuant to the Plan, the number or kind of shares of Stock which may be subject to options granted to any one person in any one year, and the number or kind of shares of Stock or other securities covered by outstanding options, and the option price thereof. In instances where another corporation or other business entity is being acquired by the Company, and the Company has assumed outstanding employee option grants and/or the obligation to make future or potential grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. The Committee shall notify optionees of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                 ARTICLE XIII

                       NO OBLIGATION TO EXERCISE OPTION

  The granting of an option shall impose no obligation on the recipient to exercise such option.

                                  ARTICLE XIV

                                USE OF PROCEEDS

  The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XV

                            RIGHTS AS A STOCKHOLDER

  An optionee or a transferee of an option shall have no rights as a stockholder with respect to any share covered by his option until he shall have become the holder of record of such share, and he shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which he shall have become the holder of record thereof.

  Notwithstanding anything herein to the contrary, the Committee, in its sole discretion, may restrict the transferability of all or any number of shares issued under the Plan upon the exercise of an option by legending the stock certificate as it deems appropriate.

                                  ARTICLE XVI

                               EMPLOYMENT RIGHTS

  Nothing in the Plan or in any agreement related to options or Restricted Shares granted hereunder shall confer on any optionee or grantee any right to continue in the employ of the Company or any of its subsidiaries, or to be evidence of any agreement or understanding, express or implied, that the Company or any if its subsidiaries will employ the optionee or grantee in any particular position or at any particular rate of remuneration, or for any particular period of time, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate the optionee's employment at any time.

                                 ARTICLE XVII

                            COMPLIANCE WITH THE LAW

  The Company is relieved from any liability for the nonissuance or non-transfer or any delay in issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain or any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer shares of Stock of the Company either upon exercise of the options under the Plan or shares of Stock issued as a result of such exercise, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

  Each option granted under the Plan is subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable upon exercise of options is required by any securities exchange or under any state or Federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of options or the issuance of shares of Stock, no shares of Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Committee.

                                 ARTICLE XVIII

                            CANCELLATION OF OPTIONS

  The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XIX

                  EFFECTIVE DATE AND EXPIRATION DATE OF PLAN

  The Plan is effective as of February 14, 1997, the date of adoption of the Plan by the Company's Board, subject to approval by the stockholders of the Company in a manner which complies with Section 422(b)(1) of the Code and the Treasury Regulations thereunder. The expiration date of the Plan, after which no option may be granted hereunder, shall be February 13, 2007.

                                  ARTICLE XX

                      AMENDMENT OR DISCONTINUANCE OF PLAN

  The Board may, without the consent of the Company's stockholders or optionees under the Plan, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect Restricted Shares or options theretofore granted hereunder without the grantee's or optionee's consent.

                                  ARTICLE XXI

                             REPURCHASE OF OPTIONS

  In granting options hereunder, the Committee may in its discretion, and on terms it considers appropriate, require an optionee, or the executors or administrators of an optionee's estate, to sell back to the Company such options in the event such optionee's employment with the Company is terminated.

                                 ARTICLE XXII

                                 MISCELLANEOUS

  Grants of options and Restricted Shares shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such agreements shall conform to the terms and conditions of the Plan and may provide that the grant of any Restricted Share or option under the Plan and Stock acquired upon the exercise of options shall also be subject to such other conditions (whether or not applicable to any other grantee or optionee) as the Committee determines appropriate, including, without limitation, provisions to assist the Optionee in financing the purchase of Stock through the exercise of options, provisions for the forfeiture of, or restrictions on, resale or other disposition of shares under the Plan, provisions giving the Company the right to repurchase shares acquired under the Plan in the event the participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

  At such time that the delivery of shares of Stock to a grantee or optionee becomes subject to tax withholding requirements, the Company may require that the grantee or optionee pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes. The Committee, in its discretion, may allow the grantee or optionee to pay such amount by having the Company withhold shares of Stock which would otherwise be delivered to such grantee or optionee having an aggregate fair market value equal to such amount.

  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

  No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Company's Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  The Plan shall be governed by and construed in accordance with the internal laws of the State of New York without reference to the principles of conflicts of law thereof.

  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optionees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

  Each member of the Committee and each member of the Company's Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.

  Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

  The expenses of administering the Plan shall be borne by the Company.

  Masculine pronouns and other words of masculine gender shall refer to both men and women.

                                                                     APPENDIX B

                                  KNOLL, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

  (a) "Board" shall mean the Board of Directors of the Company.

  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (c) "Committee" shall mean the Compensation Committee of the Board, or such other committee as may be appointed by the Board, which shall be the administrative committee for the Plan.

  (d) "Common Stock" shall mean the Common Stock of the Company, $0.01 par value per share.

  (e) "Company" shall mean Knoll, Inc., a Delaware corporation.

  (f) "Compensation" shall mean an employee's total taxable wages, salaries, bonuses, commissions, overtime, severance pay, or payment separation allowance.

  (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

  (h) "Employee" shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

  (i) "Enrollment Date" shall mean the first Trading Day of each Offering
Period.

  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (k) "Exercise Date" shall mean the last Trading Day of each Offering Period.

  (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

    (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), its Fair Market Value shall be the average of the high and low sale price for the Common Stock (or the average of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, if such date is a Trading Day, or if such date is not a Trading Day, then on the Trading Day immediately preceding such date, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

    (2) If the Common Stock is quoted on NASDAQ (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the closing bid and asked prices for the Common Stock on the date of such determination, if such date is a Trading Day, or if such date is not a Trading Day, then on the Trading Day immediately preceding such date, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

    (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

  (m) "Offering Period" shall mean, subject to the second sentence of Section 4 hereof, each quarter commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 ending on or prior to the following March 31, June 30, September 30, and December 31, respectively; provided, however that the first Offering Period shall commence on July 1, 1997 and shall end on September 31, 1997.

  (n) "Parent" shall mean a corporation which is a "parent corporation" of the Company within the meaning of section 424(e) of the Code.

  (o) "Plan" shall mean this Knoll, Inc. Employee Stock Purchase Plan.

  (p) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

  (q) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

  (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor provision.

  (s) "Subsidiary" shall mean a corporation which is a "subsidiary corporation" of the Company within the meaning of section 424(f) of the Code.

  (t) "Trading Day" shall mean a day on which national stock exchanges and NASDAQ are open for trading.

3. ELIGIBILITY.


  (a) Each person who is an Employee, on a given Enrollment Date, shall be eligible to participate in the Plan.

  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own Common Stock (together with stock owned by any other person or entity that would be attributed to such Employee pursuant to section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined at the Fair Market Value of the Common Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods continuing from the first Offering Period until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least twenty-five (25) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. PARTICIPATION.

  (a) An Employee may become a participant in the Plan for an Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Committee no later than the 20th day of the month immediately prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all Employees with respect to a given Offering Period.

  (b) Payroll deductions for a participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. PAYROLL DEDUCTIONS.

  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage) not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that the maximum number of shares which may be purchased by any participant during any Offering Period is the number of shares equal to $25,000 minus the fair market value of the number of shares of Common Stock previously purchased during such calendar year, such fair market value determined as of each such prior Enrollment Date during the calendar year with respect to which the shares were previously purchased, divided by the fair market value of the Common Stock on the Enrollment Date for the current Offering Period.

  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

  (c) A participant may discontinue his or her participation in the Plan, as provided in Section 10 hereof, at any time during the Offering Period prior to the Exercise Date. Once an Offering Period has commenced, a participant may not increase or decrease the rate of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Committee a new subscription agreement, no later than the 20th day of the month immediately prior to the end of that Offering Period, authorizing a change in payroll deduction rate. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

  (d) Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% (i) at any time, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, and (ii) for each Offering Period, at such time during such Offering Period that the aggregate fair market value of the Common Stock (measured as of the date of each respective Enrollment Date) previously purchased when added to the fair market value of the shares of Common Stock to be purchased with respect to such then current Offering Period equals or would exceed $25,000 in such calendar year. Subject to the preceding sentence, payrolldeductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10 hereof.

  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that the maximum number of shares which may be purchased by any participant during any Offering Period is the number of shares equal to $25,000 minus the fair market value of the number of shares of Common Stock previously purchased during such calendar year, such fair market value determined as of each such prior Enrollment Date during the calendar year with respect to which the shares were previously purchased, divided by the fair market value of the Common Stock on the Enrollment Date for the current Offering Period, and provided, further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and, subject to the limitations set forth in Sections 3(b), 7 and 12 hereof, the maximum number of full and fractional shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by the participant.

9. CREDITING OF SHARES AND DELIVERY OR SALE OF SHARES. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the full and fractional shares of Common Stock to be deposited in the brokerage account of each participant at a brokerage house designated by the Committee. The shares shall be held in such brokerage account until such time as the participant, or his or her designated beneficiary or estate in the event of a participant's death, requests delivery of a stock certificate representing any full shares of Common Stock or requests that any shares be sold and the proceeds therefrom be distributed to such participant. Upon the request of a participant, or his or her designated beneficiary or estate in the event of a participant's death, any fractional shares of Common Stock will be distributed in cash in the form of a check having a value equal to the value of such fractional shares.

10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the Exercise Date of an Offering Period by giving written notice to the Committee in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she may not resume participation until the next Offering Period. He or she may resume participation for any other Offering Period by delivering to the Company a new subscription agreement no later than the 20th day of the month immediately prior to the Enrollment Date for such Offering Period.

  (b) Upon a participant's ceasing to be an Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be distributed to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. Any full or fractional shares of Common Stock held in the brokerage account of such participant shall remain in such account until such participant or, in the case of his or her death, the person or persons designated under Section 14 hereof, request that a certificate representing the full shares be distributed or that such shares be sold and the proceeds from the sale distributed to the participant, or such other person. Upon a participant's request, any fractional shares of Common Stock will be distributed in cash in the form of a check having a value equal to the value of such fractional shares.

  (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

11. INTEREST.

  No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

12. STOCK.

  (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

  (b) No participant will have an interest or voting right in shares covered by his or her option until such option has been exercised. All shares of Common Stock held in a participant's brokerage account on behalf of a participant shall be voted by such participant. Dividends accruing on shares of Common Stock, if any, held in a participant's brokerage account shall be reinvested in shares of Common Stock at the full market value of such shares at the time of purchase and deposited in such brokerage account until such time as the participant requests delivery or sale of shares of Common Stock as set forth in Section 9 herein.

  (c) Shares to be deposited into a participant's brokerage account under the Plan will be registered in the name of the participant.

13. ADMINISTRATION.

  (a) Administrative Body. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Committee shall also have authority to develop, amend and terminate rules governing the operation of the Plan in conformity with the terms of the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

  (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

14. DESIGNATION OF BENEFICIARY.

  (a) A participant may file a written designation of a beneficiary who is to receive the rights to any full or fractional shares of Common Stock in the participant's brokerage account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to distribution of such shares to such participant. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the executor or administrator of the estate of the participant shall have all the rights to the cash and or shares of Common Stock attributable to such participant or his or her brokerage account under the Plan.

15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the Purchase Price, and the number of full and fractional shares purchased and held in the participant's brokerage account.

18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the new Exercise Date and that his or her option will be exercised automatically on the new Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. AMENDMENT OR TERMINATION.

  (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination may adversely affect options previously granted; provided, that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or the Committee) finds, in its sole discretion, advisable and consistent with the Plan.

20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 19 hereof.

DEFINITIVE PROXY CARD


                                  KNOLL, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF KNOLL, INC. IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 1998.

  The undersigned stockholder of Knoll, Inc. (the "Company") hereby appoints Douglas J. Purdom and Patrick A. Milberger, and each of them, as proxies, each with the power to appoint his substitute, and authorizes them to represent and vote as designated in this Proxy, all of the shares of common stock, $0.01 par value each per share (the "Common Stock"), of the Company held of record by the undersigned stockholder on April 2, 1998 at the Annual Meeting of Stockholders of the Company to be held on May 19, 1998, and at any adjournment or postponement thereof, with all powers which the undersigned would possess if personally present, with respect to the matters listed on this Proxy. In their discretion, the proxies are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

  THE SUBMISSION OF THIS PROXY IF PROPERLY EXECUTED REVOKES ALL PRIOR PROXIES.

  IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE IN FAVOR OF EACH OF THE PROPOSALS SET FORTH ON THIS PROXY.


[X]  PLEASE MARK VOTES AS IN
     THIS EXAMPLE


                                                 For      With-      For
                                                          hold       All
                                                                    Except

1.  To elect the 9 nominees (the                 [_]      [_]        [_]
    "Nominees") listed below to the
    Board of Directors of the
    Company (the "Board") to serve
    until the Company's 1999 Annual
    Meeting of stockholders or until
    their successors are duly elected.

 If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the Nominee(s) name. Your shares will be voted for the remaining Nominee(s).

                               BURTON B. STANIAR
                                 JOHN H. LYNCH
                                ANDREW B. COGAN
                                JOHN W. AMERMAN
                                ROBERT J. DOLAN
                               JEFFREY A. HARRIS
                                 SIDNEY LAPIDUS
                                  KEWSONG LEE
                               JOHN L. VOGELSTEIN




                                                 For    Against     Abstain
2. To approve an amendment to the
   Knoll, Inc. 1997 Stock Incentive              [_]      [_]        [_]
   Plan which would increase the
   number of authorized shares
   available thereunder by 1,000,000
   shares and to make certain
   technical changes.

                                                 For    Against     Abstain

3.  To approve the Knoll, Inc. Employee          [_]      [_]        [_]
    Stock Purchase Plan.

                                                 For    Against     Abstain
4.  To ratify the firm of Ernst &
    Young to serve as the independent            [_]      [_]        [_]
    auditors of the Company for the 1998
    fiscal year until the Company's 1999
    Annual Meeting of stockholders.


 THE BOARD OF DIRECTORS OF KNOLL, INC. RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                  THE NOMINEES AND THE PROPOSALS LISTED ABOVE.



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PLEASE VOTE, DATE AND SIGN THIS PROXY BELOW AND
  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign your name or names exactly as it appears on your share certificate(s). When signing as attorney, executor, administrator, trustee, guardian or corporate executor, please give your full title as such. For joint accounts, all co-owners should sign.
--------------------------------------------------------------------------------

Please be sure to sign and date this Proxy.             Date
--------------------------------------------------------------------------------


Shareholder sign here                                      Co-owner sign here
--------------------------------------------------------------------------------